UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2005

AmeriCredit Corp.

Exact name of registrant as specified in its charter)

Texas	1-10667	75-2291093
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

801 Cherry Street, Suite 3900, Fort Worth, Texas 76102

(Address of principal executive offices, including Zip Code)

(817) 302-7000

(Registrant’s telephone number, including area code)

(Not Applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On January 28, 2005, AmeriCredit Financial Services, Inc. (“AmeriCredit”), a subsidiary of AmeriCredit Corp., entered into an agreement with Wachovia Capital Markets, LLC, Variable Funding Capital Corporation and Wachovia Bank, National Association, to establish a revolving warehouse line of credit under which AmeriCredit may finance up to $150 million of automobile retail installment sales contract receivables that meet certain eligibility requirements. Under this facility, AmeriCredit sells eligible receivables to a special purpose subsidiary, which in turn pledges the receivable as collateral for its borrowings under the facility. On July 19, 2005, the agreement was amended to increase the facility limit from $150 million to $400 million and to extend the commitment termination date from January 27, 2006 to July 18, 2006.

Affiliates of Wachovia Capital Markets, LLC and Wachovia Bank, National Association have also performed investment banking and advisory services to AmeriCredit from time to time to which they have received customary fees and expenses.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Business Acquired

None.

(b)	Pro-forma Financial Information

None.

(c)	Exhibits

The following exhibit is filed herewith:

Exhibit Number	Description

99.1	Receivables Funding Agreement, dated January 28, 2005, among AmeriCredit Near Prime Trust, AmeriCredit Financial services, Inc., Wells Fargo Bank, National Association, AFS Conduit Corp., Variable Funding Capital Corporation, Wachovia Capital Markets, LLC, and Wachovia Bank, National Association

99.2	Amendment No. 4, dated July 19, 2005, to the Receivables Funding Agreement, dated January 28, 2005, among AmeriCredit Near Prime Trust, AmeriCredit Financial services, Inc., Wells Fargo Bank, National Association, AFS Conduit Corp., Variable Funding Capital Corporation, Wachovia Capital Markets, LLC, and Wachovia Bank, National Association

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AmeriCredit Corp.
(Registrant)

Date:	July 22, 2005	By:	/S/ CHRIS A. CHOATE
Chris A. Choate
Executive Vice President, Chief Financial Officer and Treasurer

INDEX TO EXHIBITS

Exhibit No.	Exhibit

99.1	Receivables Funding Agreement, dated January 28, 2005, among AmeriCredit Near Prime Trust, AmeriCredit Financial services, Inc., Wells Fargo Bank, National Association, AFS Conduit Corp., Variable Funding Capital Corporation, Wachovia Capital Markets, LLC, and Wachovia Bank, National Association

99.2	Amendment No. 4, dated July 19, 2005, to the Receivables Funding Agreement, dated January 28, 2005, among AmeriCredit Near Prime Trust, AmeriCredit Financial services, Inc., Wells Fargo Bank, National Association, AFS Conduit Corp., Variable Funding Capital Corporation, Wachovia Capital Markets, LLC, and Wachovia Bank, National Association